FINANCIAL EXPENSE (INCOME), NET (Tables)	12 Months Ended
Dec. 31, 2022
Financial Expense Income Net
SCHEDULE OF FINANCIAL EXPENSE (INCOME), NET

	Year ended December 31,
	2022	2021	2020
	USD in thousands
Reevaluation of securities, net	2,208	10	(85)
Bank interest income	(189)	(887)	—
Exchange rate differences	2,194	(14)	—
Other	8	(18)	(94)
	4,221	(909)	(179)